UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2025

Sable Offshore Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40111	85-3514078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

845 Texas Avenue, Suite 2920 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 579-6161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 12, 2025, the Santa Barbara County Planning and Development Department (the “County”) delivered a letter to Sable Offshore Corp. (“Sable”) confirming that certain pipeline repair work on the Las Flores Pipeline System (the “Pipeline”) is “authorized by the existing permits (Final Development Plan, Major Conditional Use Permit, and associated Coastal Development Permits) and was analyzed in the prior Environmental Impact Report/Environmental Impact Statement (EIR/EIS).” The letter states in part that “[t]he County previously exercised its authority under its Local Coastal Program and delegated Coastal Act authority in approving the permits and the requested anomaly repair work is within the scope of those approved permits.” A copy of this letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, also on February 12, 2025, the County, acting under its certified Local Coastal Program authority under the Coastal Act, delivered a letter to the California Coastal Commission (the “Commission”). In this letter, the County states that the anomaly repair work as described in the attachments is “authorized by the existing permits (Final Development Plan, Major Conditional Use Permit, and associated Coastal Development Permits) and was analyzed in the prior Environmental Impact Report/Environmental Impact Statement. Thus, no further application to or action by the County is required.” A copy of this letter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Separately, the U.S. Department of Transportation Pipeline and Hazardous Materials Safety Administration (“PHMSA”), on February 11, 2025, delivered notices to the California Office of the State Fire Marshal (the “OSFM”) that PHMSA does not object to the OSFM’s December 17, 2024 Letter of Decision approving the implementation of enhanced integrity standards for the Pipeline through OSFM’s granting of state waivers of certain regulatory requirements related to cathodic protection and seam weld corrosion for the Pipeline. Copies of these notices are attached hereto as Exhibits 99.3 and 99.4 and are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this press release, the words “could,” “should,” “will,” “ may,” “ believe,” “ anticipate,” “ intend,” “ estimate,” “expect,” “project,” “continue,” “plan,” forecast,” “predict,” “potential,” “future,” “outlook,” and “target,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements will contain such identifying words. These statements are based on the current beliefs and expectations of Sable’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause Sable’s actual results to differ materially from those described in the forward-looking statements include: the ability to recommence production of the SYU assets and the cost and time required therefor; litigation, complaints and/or adverse publicity; our ability to comply with laws and regulations applicable to our business; and other one-time events and other factors that can be found in Sable’s Annual Report on Form 10-K for the year ended December 31, 2023, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on Sable’s website (www.sableoffshore.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Except as required by applicable law, Sable undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibits

99.1	Letter from the Santa Barbara County Planning and Development Department to Sable Offshore Corp., dated February 12, 2025.

99.2	Letter from the Santa Barbara County Planning and Development Department to California Coastal Commission, dated February 12, 2025.

99.3	Notice from U.S. Department of Transportation Pipeline and Hazardous Materials Safety Administration, dated February 11, 2025.

99.4	Notice from U.S. Department of Transportation Pipeline and Hazardous Materials Safety Administration, dated February 11, 2025.

104	Cover page Interactive data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sable Offshore Corp.

Date: February 13, 2025	By:	/s/ Gregory D. Patrinely
	Name:	Gregory D. Patrinely
	Title:	Executive Vice President and Chief Financial Officer

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